CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
OPERATING EXPENSES:
Mineral exploration	$ 1,022,032	$ 4,614,490
Salaries and benefits	366,091	337,418
Professional fees	213,348	181,811
Insurance	167,003	160,004
Other general and administrative	356,276	397,723
TOTAL OPERATING EXPENSES	2,124,750	5,691,446
LOSS FROM OPERATIONS	(2,124,750)	(5,691,446)
OTHER INCOME (EXPENSE):
Other income	551	218
Foreign exchange gain (loss)	6,080	(215,019)
Interest expense	(3,590)	0
Interest expense - related party	(58,635)	(55,660)
TOTAL OTHER EXPENSE	(55,594)	(270,461)
LOSS BEFORE INCOME TAXES	(2,180,344)	(5,961,907)
INCOME TAX PROVISION (BENEFIT)	0	0
NET LOSS	$ (2,180,344)	$ (5,961,907)
NET LOSS PER SHARE, BASIC AND DILUTED	$ (0.01)	$ (0.04)
WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	163,348,590	149,730,321